                       SEMIANNUAL REPORT / APRIL 30, 2002

                             AIM CONSTELLATION FUND

                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                 [COVER IMAGE]

                STARRY NIGHT OVER THE RHONE BY VINCENT VAN GOGH

           STARS, PARTICULARLY CONSTELLATIONS, HAVE LONG BEEN USED AS

             SIGNS BY WHICH FARMERS PLANTED THEIR CROPS AND SAILORS

           NAVIGATED THE SEAS. ALTHOUGH DIFFERENT CONSTELLATIONS ARE

           VISIBLE AT DIFFERENT TIMES OF THE YEAR, THEIR CONSTANCY IN

         THE SKY MAKES THEM RELIABLE FOR MEASURING THE PASSAGE OF TIME

          AND DISTANCE. AIM CONSTELLATION FUND SEEKS OUT THE STARS OF

                              THE STOCK UNIVERSE.

================================================================================

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Constellation Fund's performance figures are historical and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o Investing in small and mid-size companies may involve greater risk and potential reward than investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.

o The fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Multi-Cap Growth Fund Index represents an average of the performance of the 30 largest multi-cap growth funds, tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Russell 1000 Index represents the performance of the stocks of large-capitalization companies. The unmanaged Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

    SUPPLEMENT TO
SEMIANNUAL REPORT
    DATED 4/30/02


AIM CONSTELLATION FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain standards. Performance of Institutional Class shares will differ from performance of Class A, B, and C shares due to differing sales charges and class expenses.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

For Periods Ended 4/30/02
================================================================================

Inception (4/8/92)         11.39%

10 years                   11.46
5 years                     6.05
1 year                    -16.80

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

For Periods Ended 3/31/02 (most recent calendar quarter-end)

================================================================================

Inception (4/8/92)         12.15%
10 years                     n/a
5 years                     7.68
1 year                     -2.77

================================================================================

SHARE VALUE               NAV

10/31/01                  $21.00
4/30/02                   $22.13

================================================================================

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call AIM toll free at 800-451-4246.


AIM Funds logo


                            A I M Distributors, Inc.                   CST-INS-2

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           In a letter to shareholders in spring 1995 fund reports,
ROBERT H.           before Alan Greenspan had uttered the words "irrational
GRAHAM]             exuberance," we cautioned our investors: "If you are
                    investing in mutual funds with expectations of double-digit returns every year, you will be disappointed. Maybe not today, but sometime in the future."

                       Depending on which AIM funds you own, there is a good
                    possibility you have experienced a loss during the past couple of years, perhaps including the six months covered by this report. Even investors who have not lost money may have been tempted to take their money out of the markets. We at AIM thank you for staying with us during this period.

                       Our nation and our markets have been badly shaken
                    recently: by terrorism and war, by the first recession in a decade, by a two-year bear market for equities, and by a loss of confidence in corporate governance and financial reporting stemming from the Enron collapse. It is obvious that markets got way ahead of themselves during the 1990s. Recall the euphoria about the Dow Jones Industrials breaking through the 10,000 mark. The Dow closed above that mark for the first time on March 29, 1999. As the period covered by this report closed, it was hovering around that mark.

   However, it would be foolish to replace irrational exuberance with equally irrational pessimism. Many of you who have only recently begun investing, perhaps as the markets were peaking in 1999 and 2000, may wonder whether markets ever produce positive returns. Nevertheless, the overwhelming majority of long-term investors, those who have been invested at least five years, are well ahead of where they started.

LONG-TERM OPTIMISM

One of our senior investment officers recently described what he considers the appropriate approach to the current equity markets: "optimism, tempered with rationality." I couldn't agree more. Looking at the long run, I cannot help being optimistic about the prospects for the U.S. economy. A great deal of the world's intellectual capital resides within our borders, and we enjoy a political and business structure that historically has provided unparalleled incentive for hard work and innovation. It takes effort not to be enthusiastic about the long-term state of the U.S. economy, and therefore of our equity markets.

   Beyond domestic equities, there are other investments with attractive potential. The likelihood of stable interest rates is strong, as the Federal Reserve has signaled its neutral stance in light of tame inflation and measured economic growth. Bonds typically do well in such a climate.

   The current international outlook is also favorable. Recent European economic data point to a pickup in manufacturing and consumer confidence. In Asia, export-led recovery is a dominant theme.

   No one, however, is anticipating a return to the heady days of the '90s, and a dose of realistic expectations would do us all well. Over the very long term--since before the Great Depression--domestic equities have produced average annual total returns of approximately 10%; fixed-income investments typically return less.

   As we warned seven years ago, bull markets do end. So do bear markets. The trouble is, no one can predict exactly when. In this environment, we at AIM can only promise to remain focused on two fundamental aspects of our business. The first is a disciplined investment process, which we know is the root of good performance over time. The other is excellent customer service, which you always deserve but probably need even more when markets are as volatile and generally disappointing as they have been lately.

YOUR FUND MANAGERS COMMENT

In the pages that follow, you will find your fund managers' more detailed discussion of factors that influenced your fund.

   Briefly, AIM Constellation Fund performed well in an environment where small and mid-size company stocks were in favor. Excluding sales charges, total returns were 5.17% for Class A shares for the six months ended April 30, 2002. Over the same period, the S&P 500, the Russell 1000 Growth Index and the Lipper Multi-Cap Growth Fund Index returned 2.31%, -2.13% and 1.00%, respectively.

   You can always find timely information about your fund and the markets in general on our Web site, aimfunds.com. We invite you to visit it often. Our Client Services Department can be reached during regular business hours at 800-959-4246.

   Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
June 10, 2002

DESPITE VOLATILE MARKET, FUND POSTS GAINS

STOCKS CONTINUED TO STRUGGLE IN THE UNCERTAIN MARKET ENVIRONMENT. HOW DID AIM CONSTELLATION FUND FARE?

The strong performance of growth stocks at the end of 2001 helped the fund record solid gains for the reporting period. Excluding sales charges, total returns were 5.17% for Class A shares and 4.82% for both Class B and Class C shares for the six months ended April 30, 2002. Over the same period, the S&P 500, the Russell 1000 Growth Index and the Lipper Multi-Cap Growth Fund Index returned 2.31%, -2.13% and 1.00%, respectively.

WHAT WERE SOME OF THE MAJOR TRENDS IN THE STOCK MARKET?

Despite impressive rallies in November and early March, stocks struggled for most of the reporting period. The Federal Reserve Board (the Fed) helped spark the rally early in the reporting period by cutting the key federal funds rate to 1.75%--its lowest level since 1961--in an effort to pull the economy out of recession. But when the nation's gross domestic product (GDP) grew at a surprisingly strong annualized rate of 1.7% in the fourth quarter of 2001, the Fed hinted that it might raise interest rates in the months ahead to prevent the economy from expanding too rapidly.

   While the shift in Fed policy put a damper on the market rally, investors were more concerned about several high-profile companies' questionable accounting practices, which were thrust into the spotlight early in 2002. Investors also shied away from stocks because of mixed economic signals, disappointing corporate earnings, and concerns about developments in the Middle East.

   Although growth stocks rallied impressively at the end of 2001, they underperformed value stocks for the reporting period. In the uncertain market environment, value stocks were more attractive to investors.

HOW DID YOU MANAGE THE FUND?

We managed the portfolio as a blend of defensive "core-growth" holdings and the stocks of economically sensitive companies. Defensive stocks, such as health care holdings, may provide downside protection in the event of a market decline. The stocks of economically sensitive companies, such as technology, industrial and consumer-discretionary firms, may provide upside potential during market rallies. In anticipation of an economic recovery, we increased the fund's holdings in economically sensitive companies.

   In certain instances, we changed the emphasis within market sectors. Within the technology sector, we increased the portfolio's exposure to the stocks of commodity-driven companies, such as semiconductor and software firms, while reducing its exposure to the stocks of service companies.

   The fund's technology and industrial holdings generally contributed to performance while its telecommunications holdings detracted from it. Fortunately, the fund had little exposure to the telecommunications sector.

   To enhance diversification, we increased the number of fund holdings from 100 to 112 between the beginning and close of the

================================================================================

FUND AT A GLANCE

AIM Constellation Fund's objective is growth of capital. The fund seeks to meet its objective by investing principally in common stocks of companies likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average long-term growth in earnings and have excellent prospects for future growth.

                                    [PHOTO]

INVESTMENT STYLE: GROWTH, focusing on the growth potential of a company's earnings, the most tangible measure of growth and success.

The fund:

o   invests in companies with strong earnings growth potential

o   invests across a range of the market capitalization spectrum

o   marked its 25th anniversary in 2001

================================================================================


FUND VS. INDEX

Total returns for six months ended 4/30/02, excluding sales charges

================================================================================

                                  [BAR CHART]


CLASS A SHARES FUND                 5.17%

CLASS B SHARES FUND                 4.82%

CLASS C SHARES FUND                 4.82%

S&P 500 Index                       2.31%

================================================================================

PORTFOLIO COMPOSITION

As of 4/30/2002, based on total net assets


===================================================================================================================================
TOP 10 HOLDINGS                                               TOP 10 INDUSTRIES
===================================================================================================================================
 1. Microsoft Corp.                         3.7%              1. Diversified Financial Services          8.9%

 2. Fiserv, Inc.                            3.4               2. Semiconductors                          8.7

 3. Pfizer Inc.                             2.4               3. Pharmaceuticals                         6.7

 4. American International Group, Inc.      2.2               4. Semiconductor Equipment                 5.2

 5. Microchip Technology Inc.               2.1               5. Data Processing Services                4.5

 6. Goldman Sachs Group, Inc.               1.9               6. Specialty Stores                        4.3

 7. Intuit Inc.                             1.9               7. Systems Software                        4.2

 8. Morgan Stanley Dean Witter & Co.        1.8               8. Aerospace & Defense                     3.6

 9. Lockheed Martin Corp.                   1.8               9. Advertising                             3.5

10. Omnicom Group Inc.                      1.7              10. Managed Health Care                     3.3

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/02, including sales charges

================================================================================

CLASS A SHARES
 Inception (4/30/76)                15.52%
  10 Years                          10.33
   5 Years                           4.37
   1 Year                          -21.80

CLASS B SHARES
 Inception (11/3/97)                -0.08%
   1 Year                          -21.89

CLASS C SHARES
 Inception (8/4/97)                  0.00%
   1 Year                          -18.60


Past performance cannot guarantee comparable future results. Performance of the fund's Class A, Class B and Class C shares will differ due to different sales charges and class expenses. For fund performance calculations and descriptions of the indexes used in this report, please see the inside front cover.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

In addition to returns as of the close of the fiscal year period, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/02, the most recent calendar quarter-end, which were: Class A shares, one year, -8.56%; five years, 5.98%; 10 years, 10.40%; inception (4/30/76), 15.84%. Class B shares, one year, -8.73%; inception (11/3/97), 1.30%.
Class C shares, one year, -4.89%; inception (8/4/97), 1.31%.

================================================================================

reporting period. Most of the fund's exposure was to large-cap stocks. We believe the fund was well positioned in the current market environment.

CAN YOU NAME SOME STOCKS THAT PERFORMED WELL FOR THE FUND?

FISERV provides data-processing and business-support services for more than 13,000 financial institutions, including banks, credit unions and insurance companies. The company announced record earnings for the first quarter of 2002 as its business has continued to grow in the United States and abroad. Fiserv has clients in more than 60 countries.

   MICROCHIP TECHNOLOGY makes specialized embedded semiconductors for 30,000 customers for use in automotive, computing, consumer, industrial and networking applications. The company's sales have remained strong, and the firm has grown at a faster pace than its competitors. Despite a struggling economy, the company met earnings expectations for the most recent quarters.

   LOCKHEED MARTIN, the world's top defense contractor, makes fighter planes, missiles and other items. With the U.S. government accounting for 80% of its sales, the company is in a favorable position to benefit from the increase in defense spending, stemming from the war against terrorism.

   KOHL'S, a rapidly expanding mid-priced store chain, has benefited from recent consumer preference for bargains. The company's sales have grown impressively and it operates 420 stores, up from 354 a year ago.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?

Markets were volatile as investors kept a close eye on developments at home and abroad. While the recession had apparently ended, economic recovery seemed somewhat tentative. Although the nation's GDP grew at a torrid 5.6% annualized rate in the first quarter of 2002, much of this expansion was due to businesses increasing production to replenish depleted inventories--a trend that was unlikely to continue. Moreover, business spending on equipment, buildings and software declined in the first quarter, an indication that the economy was still struggling. The nation's unemployment rate fluctuated modestly during the reporting period and stood at 6.0% in April as companies were reluctant to expand their payrolls.

   On the more positive side, corporate profit margins, while disappointing in some cases, were improving, and interest rates and inflation were low. Despite slipping in April, consumer confidence generally rose over the reporting period, and consumer spending, which accounts for about two thirds of economic activity, remained healthy.

PORTFOLIO MANAGEMENT TEAM

   David P. Barnard
   Ryan E. Crane
   Robert M. Kippes
   Jay K. Rushin
   Kenneth A. Zschappel

          See important fund and index disclosures inside front cover.

BOND FUNDS CAN DIVERSIFY YOUR PORTFOLIO

Soaring equity markets in the 1990s focused media attention on stocks and stock funds.

   But don't overlook bond funds. Because bonds often behave differently than stocks, adding bond funds to your portfolio can potentially:

o   Reduce the risk associated with investing only in stock funds

o   Enhance total returns

o   Provide a steady source of income

   Here are a few of bonds' more important characteristics.

HOW BONDS DIFFER FROM STOCKS

Stocks represent ownership in a company; bonds are debt obligations. When you buy a bond, you lend money to a government, agency or company. In return, the borrower agrees to pay you back on a specific date. The borrower also agrees to pay you interest, usually at specific intervals, until the obligation is retired.

   A bond's maturity is determined by the date when the entire loan and the last interest payment are due. If a bond was issued on January 1, 2000, and the entire loan must be paid off by January 1, 2030, the bond has a maturity of 30 years.

SEVERAL FACTORS DETERMINE INTEREST RATES, BOND PRICES

Generally, bonds with longer maturities have higher interest rates. That's because there is usually a greater risk that a borrower will default on a loan over a long period than a short period. Also, it is almost impossible to predict economic conditions many years in the future. Hence, bonds with longer maturities usually must offer higher interest rates to attract buyers.

   But probably the most important factor determining a bond's interest rate is the perceived ability of the borrower to repay. Several credit-rating agencies, including Standard & Poor's (S&P), assess this ability and assign a rating to a bond issue. S&P's highest rating is AAA; its lowest is D. Generally, the lower a bond's rating, the higher its interest rate.

   Prevailing interest rates also are important in determining the rates of newly issued bonds and are a key factor affecting bond prices. For instance, if you own a bond with an interest rate of 7% and the current interest rate for new bonds of similar quality and maturity is 6%, your bond is likely to command a price higher than its face value in the marketplace. Conversely, the market price of your bond will likely drop below face value if interest rates for new bonds of similar quality and maturity rise above 7%.

PRICES VS. YIELDS

Bond prices and yields move in opposite directions. That's because a bond's yield is determined by dividing its interest rate by its current market value. For example, if the market price of a bond with a face value of $1,000 and a 10% interest rate drops to $500, its yield rises to 20%.

   In assessing bond-market trends, analysts tend to quote yields rather than prices. Thus, if analysts report that yields are falling, that means prices are rising; if yields are rising, bond prices are falling. While the financial media tend to focus on the U.S. Treasury market, there are other types of bonds.

                                   [GRAPHIC]

U.S. GOVERNMENT/ AGENCY ISSUES

U.S. Treasury bills, notes and bonds are considered the safest fixed-income investments because they are backed by the full faith and credit of the U.S. government. Treasury bills have maturities of less than one year; Treasury notes from one to 10 years; Treasury bonds have maturities exceeding 10 years. Historically, the 30-year Treasury has been the benchmark for the performance of the bond market in general. Many analysts now prefer to use the 10-year Treasury note.

   Early in 2000, the U.S. Treasury began buying back its longer-maturity bonds, including its 30-year issues. The federal-government surplus was allowing the Treasury to retire some of its debt prematurely. The perception is that the Treasury may eventually retire all of its 30-year bonds and discontinue issuing them.

   In addition to the Treasury, Congress has authorized certain federal-government agencies, such as the Government National Mortgage Association (Ginnie Mae), to issue marketable debt securities. Agency-like corporations operating under government charters, such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), also issue bonds.

   Government-Sponsored Enterprises (GSEs) like Fannie Mae and Freddie Mac have been the subject of controversy. Though shareholder-owned, Freddie Mac and Fannie Mae operate under federal charters that help ensure that lenders such as savings and loans have enough money to make new loans and keep mortgage rates affordable. Those federal charters exempt GSEs from state and local corporate income taxes, give them a $2.25 billion line of credit with the Treasury and allow them to borrow at lower interest rates than similarly rated corporations. This "implied government guarantee" has been called into question. This GSE debate will likely not be resolved soon.

                                   [GRAPHIC]

MUNICIPAL BONDS

Municipal bonds (munis) are issued by state and local governments, including cities, school districts and similar entities. Income from these bonds is generally exempt from federal income taxes. Additionally, municipal bonds issued in a state are usually exempt from state income taxes in that state. Munis include revenue bonds, which are supported with income from projects (such as toll roads) and general obligation (GO) bonds, which are funded by tax dollars.

   Because they are supported by tax dollars, GO bonds tend to be more susceptible to the political climate than revenue bonds. Sometimes, state and local governments find it difficult to raise taxes to support bond issues. This has been less of an issue recently as many state and local governments have had revenue surpluses. Retiring revenue bonds is largely dependent on the project's ability to generate sufficient income.

                                   [GRAPHIC]

CORPORATE BONDS

Corporate bonds are issued by companies raising money for working capital or for capital expenditures such as plant construction or equipment purchases. U.S. government bonds are generally exempt from state income taxes, and municipal bonds are usually exempt from federal income taxes. Corporate bonds are fully taxable. Corporate bonds, whether investment- or non-investment-grade, generally have higher yields than Treasury issues of the same maturity.

   The difference between these yields is often referred to as the spread. When yield differentials are significant, spreads are said to be wide; when they are close together, spreads are narrow.

                                   [GRAPHIC]

HIGH-YIELD BONDS

High yield or junk bonds are below investment-grade--that is, they have been assigned a rating of BB or lower from a credit-rating agency such as Standard & Poor's based on an evaluation of the issuer's ability to pay off its indebtedness. High-yield bonds are considered riskier than investment-grade bonds, so they generally have higher interest rates. Junk bonds may include municipal and corporate debt securities and the government bonds of certain nations.

   Unlike other types of bonds, high-yield securities tend to benefit from a robust, rapidly growing economy. When the issuers of high-yield bonds experience greater revenue intake, they are better able to meet their debt obligations. Conversely, high-yield bonds tend to underperform during periods of economic uncertainty when investors tend to prefer higher-quality bonds, particularly Treasuries.

                                   [GRAPHIC]

FOREIGN BONDS

Foreign bonds include debt securities issued by non-U.S. governments, corporations, cities and other entities in both developed and developing nations. They can be denominated in U.S. dollars or foreign currencies. They are fully taxable in the United States, and the strength of the dollar relative to other currencies will affect returns for U.S. investors. It is important to note that investing in developing nations involves greater risk than investing in developed markets.

BOND MUTUAL FUNDS ALSO VARIED

Just as there are different types of bonds, there are different types of bond mutual funds. Some invest in only one type of bond, such as U.S. Treasury securities. Others invest in a variety of issues, such as foreign-government bonds and domestic corporate bonds. Some invest in a combination of stocks and bonds. There are bond funds for both conservative and more aggressive investors.

   When investing in bond funds, remember that an investment's return is linked to its risk. For bond funds, risk is directly related to a fund's maturity and credit structure. The higher the return, the higher the risk. Conversely, relatively safe investments offer relatively lower returns.

   A fund's prospectus and statement of additional information discuss in more detail the types of bonds contained in its portfolio and risk factors associated with these securities.

   Your financial advisor is the best person to contact if you have any questions about investing in bonds or a bond fund.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)


                                                                 MARKET
                                                 SHARES           VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-98.12%

ADVERTISING-3.45%

Interpublic Group of Cos., Inc. (The)           2,000,000    $    61,760,000
----------------------------------------------------------------------------
Lamar Advertising Co.(a)                        3,000,000        128,790,000
----------------------------------------------------------------------------
Omnicom Group Inc.                              2,000,000        174,480,000
============================================================================
                                                                 365,030,000
============================================================================

AEROSPACE & DEFENSE-3.57%

General Dynamics Corp.                            750,000         72,817,500
----------------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)              910,000        116,279,800
----------------------------------------------------------------------------
Lockheed Martin Corp.                           3,000,000        188,700,000
============================================================================
                                                                 377,797,300
============================================================================

AIR FREIGHT & COURIERS-0.49%

FedEx Corp.(a)                                  1,000,000         51,670,000
============================================================================

APPAREL RETAIL-1.64%

Limited, Inc. (The)                             3,000,000         57,480,000
----------------------------------------------------------------------------
Ross Stores, Inc.                               1,250,000         50,762,500
----------------------------------------------------------------------------
TJX Cos., Inc. (The)                            1,500,000         65,370,000
============================================================================
                                                                 173,612,500
============================================================================

APPLICATION SOFTWARE-3.04%

Electronic Arts Inc.(a)                         1,799,000        106,230,950
----------------------------------------------------------------------------
Intuit Inc.(a)                                  5,000,000        195,900,000
----------------------------------------------------------------------------
Mercury Interactive Corp.(a)                      500,000         18,635,000
============================================================================
                                                                 320,765,950
============================================================================

AUTOMOBILE MANUFACTURERS-0.38%

Ford Motor Co.                                  2,500,000         40,000,000
============================================================================

BANKS-1.13%

Bank of America Corp.                             750,000         54,360,000
----------------------------------------------------------------------------
Fifth Third Bancorp                               942,100         64,618,639
============================================================================
                                                                 118,978,639
============================================================================

BIOTECHNOLOGY-2.78%

Amgen Inc.(a)                                   2,352,600        124,405,488
----------------------------------------------------------------------------
Cephalon, Inc.(a)                               1,400,400         82,119,456
----------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                   1,585,900         87,145,205
============================================================================
                                                                 293,670,149
============================================================================

BROADCASTING & CABLE TV-2.19%

Clear Channel Communications, Inc.(a)           1,250,000         58,687,500
----------------------------------------------------------------------------
Comcast Corp.-Class A(a)                        2,000,000         53,500,000
----------------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                  1,450,000         38,889,000
----------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES           VALUE
BROADCASTING & CABLE TV-(CONTINUED)

Univision Communications Inc.-Class A(a)        2,000,000    $    79,920,000
============================================================================
                                                                 230,996,500
============================================================================

CASINOS & GAMING-0.28%

MGM Mirage Inc.(a)                                750,000         30,112,500
============================================================================

COMPUTER & ELECTRONICS RETAIL-1.00%

CDW Computer Centers, Inc.(a)                   1,929,000        105,709,200
============================================================================

COMPUTER HARDWARE-1.49%

Dell Computer Corp.(a)                          4,000,000        105,360,000
----------------------------------------------------------------------------
International Business Machines Corp.             625,600         52,400,256
============================================================================
                                                                 157,760,256
============================================================================

CONSTRUCTION & FARM MACHINERY-0.53%

Deere & Co.                                     1,250,000         55,950,000
============================================================================

CONSUMER FINANCE-1.20%

Capital One Financial Corp.                     1,378,000         82,528,420
----------------------------------------------------------------------------
MBNA Corp.                                      1,240,000         43,958,000
============================================================================
                                                                 126,486,420
============================================================================

DATA PROCESSING SERVICES-4.51%

Concord EFS, Inc.(a)                            1,428,200         46,545,038
----------------------------------------------------------------------------
Fiserv, Inc.(a)                                 8,000,000        355,680,000
----------------------------------------------------------------------------
Paychex, Inc.                                   1,994,400         74,450,952
============================================================================
                                                                 476,675,990
============================================================================

DEPARTMENT STORES-1.16%

Kohl's Corp.(a)                                 1,660,600        122,386,220
============================================================================

DIVERSIFIED CHEMICALS-0.47%

Eastman Chemical Co.                            1,137,900         50,181,390
============================================================================

DIVERSIFIED FINANCIAL SERVICES-8.89%

Citigroup Inc.                                  3,827,100        165,713,430
----------------------------------------------------------------------------
Fannie Mae                                        750,000         59,197,500
----------------------------------------------------------------------------
Freddie Mac                                       800,000         52,280,000
----------------------------------------------------------------------------
Goldman Sachs Group, Inc.                       2,487,700        195,906,375
----------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                       4,120,000        172,792,800
----------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                4,000,000        190,880,000
----------------------------------------------------------------------------
State Street Corp.                              2,000,000        102,220,000
============================================================================
                                                                 938,990,105
============================================================================

DRUG RETAIL-0.71%

Walgreen Co.                                    2,000,000         75,540,000
============================================================================


                                                                 MARKET
                                                 SHARES           VALUE

ELECTRICAL COMPONENTS & EQUIPMENT-0.38%

Emerson Electric Co.                              750,000    $    40,042,500
============================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.23%

Celestica Inc. (Canada)(a)                      4,703,700        130,292,490
============================================================================

EMPLOYMENT SERVICES-0.18%

Robert Half International Inc.(a)                 721,600         18,949,216
============================================================================

FOOD DISTRIBUTORS-0.34%

Sysco Corp.                                     1,250,000         36,262,500
============================================================================

FOOTWEAR-0.57%

NIKE, Inc.-Class B                              1,128,200         60,166,906
============================================================================

GENERAL MERCHANDISE STORES-1.63%

Family Dollar Stores, Inc.                      1,750,000         60,550,000
----------------------------------------------------------------------------
Wal-Mart Stores, Inc.                           2,000,000        111,720,000
============================================================================
                                                                 172,270,000
============================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-1.15%

Cardinal Health, Inc.                           1,750,000        121,187,500
============================================================================

HEALTH CARE EQUIPMENT-2.13%

Biomet, Inc.(a)                                 4,000,075        112,922,117
----------------------------------------------------------------------------
Medtronic, Inc.                                 2,500,000        111,725,000
============================================================================
                                                                 224,647,117
============================================================================

HEALTH CARE FACILITIES-1.94%

HCA Inc.                                        1,353,200         64,669,428
----------------------------------------------------------------------------
Health Management Associates, Inc.-
  Class A(a)                                    3,115,700         66,489,038
----------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                       1,000,000         73,370,000
============================================================================
                                                                 204,528,466
============================================================================

HOME IMPROVEMENT RETAIL-1.57%

Home Depot, Inc. (The)                          1,750,000         81,147,500
----------------------------------------------------------------------------
Lowe's Cos., Inc.                               2,000,000         84,580,000
============================================================================
                                                                 165,727,500
============================================================================

HOTELS-0.31%

Hilton Hotels Corp.                             2,000,000         32,720,000
============================================================================

HOUSEHOLD PRODUCTS-0.85%

Procter & Gamble Co. (The)                      1,000,000         90,260,000
============================================================================

INDUSTRIAL CONGLOMERATES-1.04%

General Electric Co.                            3,500,000        110,425,000
============================================================================

INDUSTRIAL MACHINERY-1.05%

Danaher Corp.                                     500,000         35,790,000
----------------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)              750,000         37,462,500
----------------------------------------------------------------------------
Parker-Hannifin Corp.                             750,000         37,462,500
============================================================================
                                                                 110,715,000
============================================================================

                                                                 MARKET
                                                 SHARES           VALUE

INTEGRATED OIL & GAS-0.35%

Exxon Mobil Corp.                                 920,500    $    36,976,485
============================================================================

INTERNET RETAIL-0.50%

eBay Inc.(a)                                    1,000,000         53,100,000
============================================================================

IT CONSULTING & SERVICES-1.43%

Accenture Ltd.-Class A (Bermuda)(a)             1,500,000         32,160,000
----------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                    4,000,000        119,040,000
============================================================================
                                                                 151,200,000
============================================================================

LIFE & HEALTH INSURANCE-0.47%

AFLAC Inc.                                      1,656,900         49,541,310
============================================================================

MANAGED HEALTH CARE-3.28%

Caremark Rx, Inc.(a)                            5,000,000        107,500,000
----------------------------------------------------------------------------
UnitedHealth Group Inc.                         1,000,000         87,810,000
----------------------------------------------------------------------------
Wellpoint Health Networks Inc.(a)               2,020,900        151,729,172
============================================================================
                                                                 347,039,172
============================================================================

MOTORCYCLE MANUFACTURERS-0.88%

Harley-Davidson, Inc.                           1,750,000         92,732,500
============================================================================

MULTI-LINE INSURANCE-2.15%

American International Group, Inc.              3,280,000        226,713,600
============================================================================

NETWORKING EQUIPMENT-1.39%

Cisco Systems, Inc.(a)                         10,000,000        146,500,000
============================================================================

OIL & GAS DRILLING-0.21%

Noble Drilling Corp.(a)                           507,600         22,004,460
============================================================================

PHARMACEUTICALS-6.70%

Biovail Corp. (Canada)(a)                         968,300         36,572,691
----------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                    1,500,000        115,710,000
----------------------------------------------------------------------------
Johnson & Johnson                                 714,300         45,615,198
----------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)(b)      2,000,000        107,100,000
----------------------------------------------------------------------------
Pfizer Inc.                                     7,039,000        255,867,650
----------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.- ADR
  (Israel)                                      1,828,800        102,431,088
----------------------------------------------------------------------------
Wyeth                                             780,700         44,499,900
============================================================================
                                                                 707,796,527
============================================================================

PROPERTY & CASUALTY INSURANCE-1.70%

ACE Ltd. (Bermuda)                              2,509,800        109,226,496
----------------------------------------------------------------------------
XL Capital Ltd.-Class A (Bermuda)                 750,000         70,762,500
============================================================================
                                                                 179,988,996
============================================================================

RESTAURANTS-3.17%

Brinker International, Inc.(a)                  3,000,000        103,320,000
----------------------------------------------------------------------------
Darden Restaurants, Inc.                        1,750,000         69,825,000
----------------------------------------------------------------------------
Outback Steakhouse, Inc.(a)                     1,707,400         59,878,518
----------------------------------------------------------------------------
Tricon Global Restaurants, Inc.(a)              1,000,000         63,060,000
----------------------------------------------------------------------------
Wendy's International, Inc.                     1,038,100         38,824,940
============================================================================
                                                                 334,908,458
============================================================================


                                                                 MARKET
                                                 SHARES           VALUE

SEMICONDUCTOR EQUIPMENT-5.21%

Applied Materials, Inc.(a)                      6,736,800    $   163,838,976
----------------------------------------------------------------------------
KLA-Tencor Corp.(a)                             1,739,400        102,572,418
----------------------------------------------------------------------------
Lam Research Corp.(a)                           2,500,000         64,150,000
----------------------------------------------------------------------------
Novellus Systems, Inc.(a)                       2,648,000        125,515,200
----------------------------------------------------------------------------
Teradyne, Inc.(a)                               2,872,100         94,635,695
============================================================================
                                                                 550,712,289
============================================================================

SEMICONDUCTORS-8.65%

Altera Corp.(a)                                 3,000,000         61,680,000
----------------------------------------------------------------------------
Analog Devices, Inc.(a)                         4,658,000        172,159,680
----------------------------------------------------------------------------
Integrated Device Technology, Inc.(a)           2,694,900         75,564,996
----------------------------------------------------------------------------
Intel Corp.                                     3,500,000        100,135,000
----------------------------------------------------------------------------
Linear Technology Corp.                         2,490,900         96,796,374
----------------------------------------------------------------------------
Maxim Integrated Products, Inc.(a)              1,437,700         71,597,460
----------------------------------------------------------------------------
Microchip Technology Inc.(a)                    5,000,968        222,543,076
----------------------------------------------------------------------------
Micron Technology, Inc.(a)                      2,500,000         59,250,000
----------------------------------------------------------------------------
Texas Instruments Inc.                          1,745,500         53,988,315
============================================================================
                                                                 913,714,901
============================================================================

SOFT DRINKS-0.27%

Coca-Cola Co. (The)                               508,100         28,204,631
============================================================================

SPECIALTY STORES-4.29%

AutoZone, Inc.(a)                               1,000,000         76,000,000
----------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES           VALUE
SPECIALTY STORES-(CONTINUED)

Bed Bath & Beyond Inc.(a)                       3,000,000    $   111,510,000
----------------------------------------------------------------------------
Borders Group, Inc.(a)                          4,000,000         93,240,000
----------------------------------------------------------------------------
Office Depot, Inc.(a)                           4,000,000         76,560,000
----------------------------------------------------------------------------
Staples, Inc.(a)                                4,786,900         95,594,393
============================================================================
                                                                 452,904,393
============================================================================

SYSTEMS SOFTWARE-4.19%

Microsoft Corp.(a)                              7,500,000        391,950,000
----------------------------------------------------------------------------
VERITAS Software Corp.(a)                       1,810,400         51,306,736
============================================================================
                                                                 443,256,736
============================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $9,359,630,774)                         10,367,801,772
============================================================================

MONEY MARKET FUNDS-2.23%

STIC Liquid Assets Portfolio(c)                117,887,187       117,887,187
----------------------------------------------------------------------------
STIC Prime Portfolio(c)                        117,887,187       117,887,187
============================================================================
    Total Money Market Funds (Cost
      $235,774,374)                                              235,774,374
============================================================================
TOTAL INVESTMENTS-100.35% (Cost
  $9,595,405,148)                                             10,603,576,146
============================================================================
OTHER ASSETS LESS LIABILITIES-(0.35%)                            (36,668,388)
============================================================================
NET ASSETS-100.00%                                           $10,566,907,758
____________________________________________________________________________
============================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Affiliated issuer in which the Fund's holdings of the issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 04/30/02 represented 1.01% of the Fund's net assets.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $9,595,405,148)*                           $10,603,576,146
------------------------------------------------------------
Receivables for:
  Investments sold                               177,763,054
------------------------------------------------------------
  Fund shares sold                                 4,321,672
------------------------------------------------------------
  Dividends                                        3,035,209
------------------------------------------------------------
Investment for deferred compensation plan            313,236
------------------------------------------------------------
Collateral for securities loaned                 195,608,173
------------------------------------------------------------
Other assets                                         125,724
============================================================
    Total assets                              10,984,743,214
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                          153,461,673
------------------------------------------------------------
  Fund shares reacquired                          55,955,904
------------------------------------------------------------
  Deferred compensation plan                         313,236
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       195,608,173
------------------------------------------------------------
Accrued distribution fees                          5,839,121
------------------------------------------------------------
Accrued trustees' fees                                 5,391
------------------------------------------------------------
Accrued transfer agent fees                        4,920,427
------------------------------------------------------------
Accrued operating expenses                         1,731,531
============================================================
    Total liabilities                            417,835,456
============================================================
Net assets applicable to shares outstanding  $10,566,907,758
____________________________________________________________
============================================================

NET ASSETS:

Class A                                      $ 9,321,993,645
____________________________________________________________
============================================================
Class B                                      $   836,082,963
____________________________________________________________
============================================================
Class C                                      $   255,308,467
____________________________________________________________
============================================================
Institutional Class                          $   153,522,683
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                          449,403,194
____________________________________________________________
============================================================
Class B                                           42,235,289
____________________________________________________________
============================================================
Class C                                           12,900,718
____________________________________________________________
============================================================
Institutional Class                                6,937,375
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $         20.74
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $20.74 divided by
      94.50%)                                $         21.95
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                    $         19.80
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                    $         19.79
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                    $         22.13
____________________________________________________________
============================================================

* At April 30, 2002, securities with an aggregate market value of $193,690,867 were on loan to brokers.

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $122,135)                                    $ 22,029,188
-----------------------------------------------------------
Dividends from affiliated money market funds      3,228,419
-----------------------------------------------------------
Interest                                                819
-----------------------------------------------------------
Security lending income                             206,845
===========================================================
    Total investment income                      25,465,271
===========================================================

EXPENSES:

Advisory fees                                    35,883,754
-----------------------------------------------------------
Administrative services fees                        315,425
-----------------------------------------------------------
Custodian fees                                      292,992
-----------------------------------------------------------
Distribution fees -- Class A                     15,186,612
-----------------------------------------------------------
Distribution fees -- Class B                      4,401,531
-----------------------------------------------------------
Distribution fees -- Class C                      1,371,366
-----------------------------------------------------------
Transfer agent fees -- Class A                   14,364,804
-----------------------------------------------------------
Transfer agent fees -- Class B                    1,255,071
-----------------------------------------------------------
Transfer agent fees -- Class C                      391,037
-----------------------------------------------------------
Transfer agent fees--Institutional Class            141,978
-----------------------------------------------------------
Trustees' fees                                       31,110
-----------------------------------------------------------
Other                                             1,815,904
===========================================================
    Total expenses                               75,451,584
===========================================================
Less: Fees waived                                (1,030,637)
-----------------------------------------------------------
    Expenses paid indirectly                        (65,888)
===========================================================
    Net expenses                                 74,355,059
===========================================================
Net investment income (loss)                    (48,889,788)
===========================================================
Net realized gain (loss) from investment
  securities                                   (420,450,460)
-----------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                        1,068,887,105
-----------------------------------------------------------
Net gain from investment securities             648,436,645
===========================================================
Net increase in net assets resulting from
  operations                                   $599,546,857
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002 AND THE YEAR ENDED OCTOBER 31, 2001 (UNAUDITED)

                                                                 APRIL 30,         OCTOBER 31,
                                                                   2002                2001
                                                              ---------------    ----------------
OPERATIONS:

  Net investment income (loss)                                $   (48,889,788)   $    (76,893,890)
-------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                      (420,450,460)     (1,225,239,040)
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       1,068,887,105      (7,717,578,312)
=================================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                   599,546,857      (9,019,711,242)
=================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                  --      (3,284,079,983)
-------------------------------------------------------------------------------------------------
  Class B                                                                  --        (239,710,222)
-------------------------------------------------------------------------------------------------
  Class C                                                                  --         (79,328,549)
-------------------------------------------------------------------------------------------------
  Institutional Class                                                      --         (47,688,484)
-------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (919,487,571)      1,798,697,583
-------------------------------------------------------------------------------------------------
  Class B                                                         (22,367,344)        360,350,428
-------------------------------------------------------------------------------------------------
  Class C                                                         (16,487,282)        104,195,656
-------------------------------------------------------------------------------------------------
  Institutional Class                                              (5,311,818)         31,147,864
=================================================================================================
    Net increase (decrease) in net assets                        (364,107,158)    (10,376,126,949)
=================================================================================================

NET ASSETS:

  Beginning of period                                          10,931,014,916      21,307,141,865
=================================================================================================
  End of period                                               $10,566,907,758    $ 10,931,014,916
_________________________________________________________________________________________________
=================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $11,263,718,503    $ 12,227,372,518
-------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (49,634,732)           (744,944)
-------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts        (1,655,347,012)     (1,234,896,552)
-------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  1,008,170,999         (60,716,106)
=================================================================================================
                                                              $10,566,907,758    $ 10,931,014,916
_________________________________________________________________________________________________
=================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of thirteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund has a capital loss carryforward of $1,224,074,030 as of October 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to those classes' operations. Transfer agency expenses directly attributable to the Institutional Class shares are charged to that class' operations. All other expenses, including transfer agency expenses for all classes except the Institutional Class shares, are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended April 30, 2002, AIM waived fees of $1,030,637. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2002, AIM was paid $315,425 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2002, AFS was paid $7,077,842 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2002, the Class A, Class B and Class C shares paid AIM Distributors $15,186,612, $4,401,531 and $1,371,366,
respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $794,026 from sales of the Class A shares of the Fund during the six months ended April 30, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2002, AIM Distributors retained $86,109, $144 and $19,863 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended April 30, 2002, the Fund paid legal fees of $19,272 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $65,888 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $65,888.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

  Effective May 21, 2002, the Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At April 30, 2002, securities with an aggregate value of $193,690,867 were on loan to brokers. The loans were secured by cash collateral of $195,608,173 received by the Fund and invested in affiliated money market funds as follows:
$170,669,690 in STIC Liquid Assets Portfolio and $24,938,483 in STIC Prime Portfolio. For the six months ended April 30, 2002, the Fund received fees of $206,845 for securities lending.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2002 was $3,368,947,970 and $4,354,015,389, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 2,172,770,960
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (1,171,879,564)
=============================================================
Net unrealized appreciation of investment
  securities                                  $ 1,000,891,396
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $9,602,684,750


NOTE 8--SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 2002 and the year ended October 31,2001 were as follows:

                                                                      APRIL 30, 2002                   OCTOBER 31, 2001
                                                              ------------------------------    -------------------------------
                                                                SHARES           AMOUNT            SHARES           AMOUNT
                                                              -----------    ---------------    ------------    ---------------
Sold:
  Class A                                                      25,895,735    $   560,654,673      69,882,787    $ 1,870,548,957
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       3,433,538         71,098,902      12,298,051        324,078,409
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,452,789         30,131,301       4,478,320        117,760,474
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           5,028,577        116,784,832       1,273,391         37,026,988
===============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                              --                 --     107,528,397      3,125,797,826
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --                 --       8,229,796        230,503,608
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --                 --       2,703,433         75,693,277
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                  --                 --       1,529,945         47,137,606
===============================================================================================================================
Reacquired:
  Class A                                                     (68,520,511)    (1,480,142,244)   (128,320,077)    (3,197,649,200)
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (4,528,395)       (93,466,246)     (8,314,571)      (194,231,589)
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,258,796)       (46,618,583)     (3,756,367)       (89,258,095)
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (5,263,910)      (122,096,650)     (1,955,216)       (53,016,730)
===============================================================================================================================
                                                              (44,760,973)   $  (963,654,015)     65,577,889    $ 2,294,391,531
_______________________________________________________________________________________________________________________________
===============================================================================================================================

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                  CLASS A
                                          ---------------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED                                  YEAR ENDED OCTOBER 31,
                                          APRIL 30,        ----------------------------------------------------------------------
                                             2002             2001          2000           1999           1998           1997
                                          -----------      ----------    -----------    -----------    -----------    -----------
Net asset value, beginning of period      $    19.72       $    43.50    $     34.65    $     26.37    $     29.23    $     25.48
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (0.09)           (0.12)         (0.26)         (0.17)         (0.14)         (0.11)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)              1.11           (16.24)         12.39           9.18          (0.62)          4.75
=================================================================================================================================
    Total from investment operations            1.02           (16.36)         12.13           9.01          (0.76)          4.64
=================================================================================================================================
  Less distributions from net realized
    gains                                         --            (7.42)         (3.28)         (0.73)         (2.10)         (0.89)
=================================================================================================================================
Net asset value, end of period            $    20.74       $    19.72    $     43.50    $     34.65    $     26.37    $     29.23
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                                 5.17%          (43.10)%        36.56%         34.81%         (2.30)%        18.86%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                $9,321,994       $9,703,277    $19,268,977    $14,292,905    $12,391,844    $14,319,441
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers                              1.24%(b)         1.14%          1.08%          1.10%          1.10%          1.11%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                           1.26%(b)         1.17%          1.11%          1.12%          1.12%          1.13%
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                        (0.79)%(b)       (0.46)%        (0.61)%        (0.50)%        (0.47)%        (0.40)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                           31%              75%            88%            62%            76%            67%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Does not include sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $10,208,311,762.


                                                                              CLASS B
                                            ----------------------------------------------------------------------------
                                            SIX MONTHS                                               NOVEMBER 3, 1997
                                              ENDED               YEAR ENDED OCTOBER 31,          (DATE SALES COMMENCED)
                                            APRIL 30,       ----------------------------------        TO OCTOBER 31,
                                              2002            2001       2000(a)        1999              1998(a)
                                            ----------      --------    ----------    --------    ----------------------
Net asset value, beginning of period         $  18.89       $  42.28    $    34.00    $  26.11           $  30.04
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                  (0.16)         (0.28)        (0.58)      (0.42)             (0.37)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                     1.07         (15.69)        12.14        9.04              (1.46)
========================================================================================================================
    Total from investment operations             0.91         (15.97)        11.56        8.62              (1.83)
========================================================================================================================
  Less distributions from net realized
    gains                                          --          (7.42)        (3.28)      (0.73)             (2.10)
========================================================================================================================
Net asset value, end of period               $  19.80       $  18.89    $    42.28    $  34.00           $  26.11
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                  4.82%        (43.49)%       35.51%      33.64%             (5.86)%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $836,083       $818,343    $1,315,524    $589,718           $275,676
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                               1.94%(c)       1.86%         1.85%       1.98%              1.98%(d)
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                            1.96%(c)       1.89%         1.88%       2.00%              2.00%(d)
========================================================================================================================
Ratio of net investment loss to average
  net assets                                    (1.49)%(c)     (1.17)%       (1.38)%     (1.38)%            (1.36)%(d)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                            31%            75%           88%         62%                76%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $887,601,557.
(d)  Annualized.


                                                                               CLASS C
                                         -----------------------------------------------------------------------------------
                                         SIX MONTHS                                                       AUGUST 4, 1997
                                           ENDED                 YEAR ENDED OCTOBER 31,               (DATE SALES COMMENCED)
                                         APRIL 30,     -------------------------------------------        TO OCTOBER 31,
                                           2002          2001      2000(a)       1999      1998(a)             1997
                                         ----------    --------    --------    --------    -------    ----------------------
Net asset value, beginning of period      $  18.88     $  42.27    $  33.99    $  26.10    $29.18            $ 30.32
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.16)       (0.29)      (0.59)      (0.42)    (0.37)             (0.04)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)            1.07       (15.68)      12.15        9.04     (0.61)             (1.10)
============================================================================================================================
    Total from investment operations          0.91       (15.97)      11.56        8.62     (0.98)             (1.14)
============================================================================================================================
  Less distributions from net
    realized gains                              --        (7.42)      (3.28)      (0.73)    (2.10)                --
============================================================================================================================
Net asset value, end of period            $  19.79     $  18.88    $  42.27    $  33.99    $26.10            $ 29.18
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                               4.82%      (43.51)%     35.52%      33.65%    (3.12)%            (3.76)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                $255,308     $258,786    $434,544    $161,490   $76,522            $21,508
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers                            1.94%(c)     1.86%       1.85%       1.98%     1.97%              1.84%(d)
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                         1.96%(c)     1.89%       1.88%       2.00%     1.99%              1.86%(d)
============================================================================================================================
Ratio of net investment loss to
  average net assets                         (1.49)%(c)   (1.17)%     (1.38)%     (1.38)%   (1.35)%            (1.12)%(d)
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                         31%          75%         88%         62%       76%                67%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $276,546,258.
(d)  Annualized.


                                                                               INSTITUTIONAL CLASS
                                                      ----------------------------------------------------------------------
                                                      SIX MONTHS
                                                        ENDED                        YEAR ENDED OCTOBER 31,
                                                      APRIL 30,     --------------------------------------------------------
                                                        2002          2001        2000        1999        1998        1997
                                                      ----------    --------    --------    --------    --------    --------
Net asset value, beginning of period                   $  21.00     $  45.55    $  36.01    $  27.25    $  30.00    $  26.01
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.04)        0.01       (0.09)      (0.01)         --        0.02
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                        1.17       (17.14)      12.91        9.50       (0.65)       4.86
============================================================================================================================
    Total from investment operations                       1.13       (17.13)      12.82        9.49       (0.65)       4.88
============================================================================================================================
  Less distributions from net realized gains                 --        (7.42)      (3.28)      (0.73)      (2.10)      (0.89)
============================================================================================================================
Net asset value, end of period                         $  22.13     $  21.00    $  45.55    $  36.01    $  27.25    $  30.00
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(a)                                            5.38%      (42.80)%     37.14%      35.46%      (1.85)%     19.42%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $153,523     $150,609    $288,097    $244,369    $189,039    $188,109
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                         0.83%(b)     0.65%       0.65%       0.64%       0.63%       0.65%
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                      0.85%(b)     0.68%       0.68%       0.66%       0.65%       0.67%
============================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                              (0.39)%(b)    0.03%      (0.18)%     (0.04)%     (0.01)%      0.06%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                      31%          75%         88%         62%         76%         67%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $162,207,284.

BOARD OF TRUSTEES                                 OFFICERS                                  OFFICE OF THE FUND

Robert H. Graham                                  Robert H. Graham                          11 Greenway Plaza
                                                  Chairman and President                    Suite 100
Frank S. Bayley                                                                             Houston, TX 77046
                                                  Carol F. Relihan
Bruce L. Crockett                                 Senior Vice President and Secretary       INVESTMENT ADVISOR

Albert R. Dowden                                  Gary T. Crum                              A I M Advisors, Inc.
                                                  Senior Vice President                     11 Greenway Plaza
Edward K. Dunn Jr.                                                                          Suite 100
                                                  Dana R. Sutton                            Houston, TX 77046
Jack M. Fields                                    Vice President and Treasurer
                                                                                            SUB-ADVISOR
Carl Frischling                                   Stuart W. Coco
                                                  Vice President                            A I M Capital Management, Inc.
Prema Mathai-Davis                                                                          11 Greenway Plaza
                                                  Melville B. Cox                           Suite 100
Lewis F. Pennock                                  Vice President                            Houston, TX 77046

Ruth H. Quigley                                   Edgar M. Larsen                           TRANSFER AGENT
                                                  Vice President
Louis S. Sklar                                                                              A I M Fund Services, Inc.
                                                                                            P.O. Box 4739
                                                                                            Houston, TX 77210-4739

                                                                                            CUSTODIAN

                                                                                            State Street Bank and Trust Company
                                                                                            225 Franklin Street
                                                                                            Boston, MA 02110

                                                                                            COUNSEL TO THE FUND

                                                                                            Ballard Spahr
                                                                                            Andrews & Ingersoll, LLP
                                                                                            1735 Market Street
                                                                                            Philadelphia, PA 19103

                                                                                            COUNSEL TO THE TRUSTEES

                                                                                            Kramer, Levin, Naftalis & Frankel LLP
                                                                                            919 Third Avenue
                                                                                            New York, NY 10022

                                                                                            DISTRIBUTOR

                                                                                            A I M Distributors, Inc.
                                                                                            11 Greenway Plaza
                                                                                            Suite 100
                                                                                            Houston, TX 77046

THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.

   Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.

   Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

--------------------------------------------------------------------------------
RISK SPECTRUM

                               [PYRAMID GRAPHIC]

                                   AGGRESSIVE

                                 Sector Equity
                          International/Global Equity
                                Domestic Equity

                     Taxable                       Tax-Free
                   Fixed-Income                  Fixed-Income


                                  CONSERVATIVE

Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.

Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.

Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.

Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.

Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.
--------------------------------------------------------------------------------

   The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?

   If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.

   Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.

   In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.

   AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                             EQUITY FUNDS


DOMESTIC EQUITY FUNDS                   INTERNATIONAL/GLOBAL EQUITY FUNDS            A I M Management Group Inc. has provided
                                                                                     leadership in the mutual fund industry since
  MORE AGGRESSIVE                              MORE AGGRESSIVE                       1976 and manages approximately $158 billion
                                                                                     in assets for more than 9 million
AIM Small Cap Opportunities(1)          AIM Developing Markets                       shareholders, including individual investors,
AIM Mid Cap Opportunities(1)            AIM European Small Company                   corporate clients and financial institutions.*
AIM Large Cap Opportunities(1)          AIM Asian Growth
AIM Emerging Growth                     AIM International Emerging Growth                The AIM Family of Funds--Registered
AIM Small Cap Growth(2)                 AIM Global Aggressive Growth                 Trademark-- is distributed nationwide. AIM is
AIM Aggressive Growth                   AIM European Development                     a subsidiary of AMVESCAP PLC, one of the
AIM Mid Cap Growth                      AIM Euroland Growth                          world's largest independent financial services
AIM Dent Demographic Trends             AIM International Equity                     companies with $400 billion in assets under
AIM Constellation                       AIM Global Growth                            management.*
AIM Large Cap Growth                    AIM Worldwide Spectrum
AIM Weingarten                          AIM Global Trends
AIM Small Cap Equity                    AIM International Value(4)
AIM Capital Development
AIM Mid Cap Equity                             MORE CONSERVATIVE
AIM Select Equity(3)
AIM Value II                                  SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                  MORE AGGRESSIVE
AIM Mid Cap Basic Value
AIM Large Cap Core Equity               AIM New Technology
AIM Charter                             AIM Global Telecommunications and Technology
AIM Basic Value                         AIM Global Energy(5)
AIM Large Cap Basic Value               AIM Global Infrastructure
AIM Balanced                            AIM Global Financial Services
AIM Basic Balanced                      AIM Global Health Care
                                        AIM Global Utilities
  MORE CONSERVATIVE                     AIM Real Estate(6)

                                               MORE CONSERVATIVE

                        FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS            TAX-FREE FIXED-INCOME FUNDS

      MORE AGGRESSIVE                        MORE AGGRESSIVE

AIM High Yield II                       AIM High Income Municipal
AIM High Yield                          AIM Municipal Bond
AIM Strategic Income                    AIM Tax-Free Intermediate
AIM Income                              AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                       MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

    MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On March 18, 2002, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (3) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (6) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

* As of 3/31/02                                         [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       CST-SAR-1

A I M DISTRIBUTORS, INC.